Great Elm Group, Inc. Conference Call Presentation Fiscal Third Quarter Ended March 31, 2022 May 6, 2022 NASDAQ: GEG Exhibit 99.1

Disclaimer Statements in this press release that are “forward-looking” statements, including statements regarding expected growth, profitability, acquisition opportunities and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm’s assumptions and expectations in light of currently available information. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC and available for download at its website www.greatelmgroup.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and free cash flow. See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

Business Strategy Growth Strategy Acquire management rights to permanent capital vehicles that utilize the expertise of our Board, management, and financial resources, including our NOLs Great Elm Capital Management, Inc. (“GECM”) SEC Registered Investment Advisor Investment Manager to Great Elm Capital Corp., a publicly traded BDC Investment Manager and Property Manager to Monomoy Properties REIT, LLC, a privately traded REIT Investment Manager to Great Elm Opportunities Fund, a private fund structured for a series of co-investment opportunities Investment Management Great Elm Durable Medical Equipment (“DME”) Business Distributor of respiratory care equipment (CPAP, ventilators, oxygen) and sleep study services Services a large and growing segment of the population who suffer from sleep disorders Aging population, rising obesity rates and the prevalence of smoking are causative factors Operates in AK, AZ, KS, IA, MO, NE, OR, WA 349 employees Operating Companies Business Operating Units Focus on driving asset growth in GECC and Monomoy Increase AUM via new fund launches, SMAs and co-investments Leverage the existing team and infrastructure to generate incremental free cash flow

Monomoy Properties Transaction

Transaction Overview GEG is entering the Private REIT Industry through the acquisition of management agreements for Monomoy Properties, as well as a strategic investment of up to $30 million This is a transformative transaction for GEG’s investment management business: Encapsulates all of GEG’s strategic growth objectives including the utilization of its tax attributes Significant progress in GEG’s strategy to manage a diversified set of long duration and / or permanent capital vehicles AUM increases from $224 million to $572 million(1) and Investment professionals increase from 7 to 17 Investment in Private REIT at NAV gaining exposure to diversified portfolio of desirable properties Monomoy Manager (“Monomoy Manager”): management company overseeing the day-to-day operations and investment process of the REIT Monomoy Properties (“Monomoy REIT”): private real estate investment trust with a 108 property portfolio of diversified net leased industrial assets representing $348 million of gross real estate at fair value(1) (1) As of December 31, 2021 with some figures based on March 31, 2022 estimates.

Key Strategic Considerations – Monomoy Manager Considerations Commentary Long Duration Capital Vehicle Transaction gives GEG the management of another long duration capital vehicle Asset Management fee of 1.0% of REIT NAV plus property management fee of 4.0% of gross rents Long Duration: 5% of NAV cap on investor redemptions annually, contractual ability to convert into permanent capital upon IPO Seasoned Management Team Acquiring entire 10 person operating team operating in Charlotte, SC Opportunity to Accelerate Growth GEG can accelerate Monomoy’s growth through its capital investment, structuring expertise and fundraising abilities Capital Investment: GEG’s $15 million commitment and intention to invest an additional $15 million will increase annual management fees and property management fees upon deployment of that capital Leverages fixed cost base Structuring Expertise: Anticipated “Special Allocation” of depreciation & amortization expense should make an investment into the REIT more appealing for 3rd party investors – increasing fees for GEG Fundraising Ability: GEG’s directors and shareholders may be able to attract additional investment into the REIT Acquisition of Monomoy Manager provides GEG the management of a long duration capital vehicle with significant opportunity to accelerate growth in management and property fee income

Key Strategic Considerations – Monomoy REIT Considerations Commentary Attractive Portfolio of Industrial Assets GEG’s investment into the REIT represents the ability to own a piece of an attractive and hard to replicate portfolio of industrial properties The REIT has an established market position as a “landlord of choice” for large companies with significant outside storage requirements Secular Tailwinds Monomoy is poised to capitalize on its focus on properties that we expect will benefit from macroeconomic secular shifts that include: De-globalization and onshoring of supply chains Infrastructure /construction spending and energy resurgence Strong Growth Expected Significant room for growth with existing customers Potential for proprietary sourced transformative portfolio acquisitions with tenants Build on success of completed ‘built-to-suit’ projects with attractive cap rates Valuation Upside Potential for meaningful multiple expansion upon IPO or strategic monetization of the REIT Underlying Monomoy REIT vehicle offers a unique portfolio of industrial property assets with significant runway for additional originations

Overview of Monomoy Properties Overview Monomoy Properties is a private REIT with a diversified portfolio specializing in net leased industrial real estate assets: Focus on single tenant light industrial properties with small building footprints on significant acreage Target investments in critical markets with favorable underlying economic trends and demographics Build mutually beneficial relationships and streamline the management of tenants’ real estate Captive tenants lead to resilient rents and renewals throughout cycles Poised to benefit from ongoing secular shifts Deep industry experience, extensive contact network and exceptional underwriting $26 M Annual NOI $348 M Real Estate Fair Value 27 States with Properties 108 Owned Properties 41 Unique Tenants $180 M Net Asset Value 59% Net Debt / Real Estate 7.6% Current Cap Rate 1.9 M / 553 Sq. Feet / Acres Monomoy at a Glance Monomoy Properties REIT, LLC is a private REIT with a diversified portfolio specializing in net leased industrial real estate assets Currently maintains a portfolio of 108 owned properties, representing $348 million of real estate at fair value

Geographical Diversity Monomoy Properties REIT, LLC manages a growing portfolio of 108 properties in mission-critical market across 27 states. (1) As of December 31, 2021 with some figures based on March 31, 2022 estimates Source: Monomoy and GEG management

Monomoy’s Foundation Proprietary Sourcing & Due Diligence Strong Real Estate Markets Reasonable Financial Leverage Stable Income Decades of industry experience and relationships Deep dive credit analysis Favorable demographics Positive underlying economic trends Significant liquidity and flexibility to grow Weighted average maturity of debt exceeds weighted average lease term reducing financing risk Captive tenants Positive secular trends 2,700+ PROERTIES EVALUATED 330+ PROPOSALS 100 CLOSINGS

Acquisition History ($ in Millions) ($ in Millions)

Current Tenants We believe that an integral part of our success is built on maintaining strong long lasting relationships with our tenants. Listed here are several of our top tenants.

Acquisition Financial Details The acquisition has two components: Acquisition of Monomoy Manager for a purchase price of $10 million and potential earnout up to $2 million Transaction will be financed with a combination of GEG and GECC shares and a seller note ICAM has the ability to receive two earnout payments up to $1 million each following the fiscal years ending June 30, 2023 and June 30, 2024 based upon achievement of certain financial metrics. Targeted equity investment into Monomoy REIT of $30 million to fund growth in originations GEG has committed to fund $15 million into Monomoy REIT and intends to invest an additional $15 million over the next 12 months, although it has no contractual obligation to do so On May 5th, GEG filed an S-1 registration statement for a senior secured notes offering

Fiscal 2022 Third Quarter Highlights

Fiscal 2022 Third Quarter Highlights As of June 30, 2021, approximately $952 million of net operating loss (NOL) carryforwards for Federal income tax purposes Great Elm grew revenue by 20% year-over-year Consolidated DME grew revenue by 19% year-over-year Strong PAP resupply sales and significant improvements in revenue reserves Operating Companies GECM acquired the investment management agreement for Monomoy Properties REIT on May 5, 2022 GECC grew AUM year-over-year IM Strong Year-over-Year Revenue Growth

Consolidated Summary Financials: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

Consolidated Summary Financials: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

In fiscal 3Q22, DME generated $15.6 million of revenue, a $6.6 million net loss and $2.5 million of Adjusted EBITDA1 Revenue increased due to continued organic growth in resupply sales and contributions from the AMPM and MedOne acquisitions These acquisitions expand DME's geographic reach and achieve synergies through operational integration initiatives The $6.6 million net loss includes $5.6 million in intercompany charges related to the valuation of an embedded derivative that eliminates in consolidation. Normalized for employee retention payroll tax credits claimed under the CARES Act in the prior year period, Adjusted EBITDA increased by $1.4 million. Operations benefitted from higher sales in part due to the strengthening of our Midwest business in Kansas and Missouri as a result of our AMPM acquisition, as well as lower operating cost due to a continued focus on prudent expense management Over the trailing 12 month period ended March 31, 2022, DME generated total revenue, net income and Adjusted EBITDA1 of $62.3 million, $2.3 million and $14.6 million, respectively, compared to $56.2 million, ($5.6) million and $15.0 million in the prior 12-month period ended March 31, 2021. Normalized for stimulus benefits received under the CARES Act, Adjusted EBITDA was $9.9 million and $7.7 million for the 12 month periods ended March 31, 2022 and 2021, respectively. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Operating Companies: DME – Operating Highlights

Operating Companies: DME – By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

Operating Companies: DME – Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

AUM Growth High Margins Scalable Model Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, supplemented by accretive acquisitions, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Infrastructure in place to support growth in AUM and new investment vehicles Investment team in place to support growth in AUM FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow Investment Management: A Scalable, High Margin Business

In fiscal 3Q22, Investment Management generated $1.0 million of revenue, a $4.0 million net loss and ($0.4) Adjusted EBITDA1 Year over year revenue growth driven by an increase in the average assets on which management fees are calculated Increased revenue was more than offset by higher selling, general and administrative expenses due to an increase in allocated payroll costs, bonus accruals and consulting fees (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. Investment Management Monomoy Properties is a private real estate investment trust 108-property portfolio of diversified net leased industrial assets $348 million of gross real estate at fair value Quarterly Highlight Great Elm Capital Management, Inc., a subsidiary of GEG, acquired the investment management agreement for Monomoy Properties REIT on May 5, 2022 Monomoy’s diversified portfolio of industrial properties is poised for sustainable growth reflecting the REIT’s differentiated positioning, secular market shifts, and strong tenant relationships

Investment Management: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

Investment Management: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

General Corporate: By Quarter (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

General Corporate: Year-Over-Year (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

Financial Review: 3Q22 Consolidating Balance Sheets (Unaudited) (1) Intercompany balances, including intercompany borrowings and GEG investments in subsidiaries. All intercompany balances eliminate in consolidation.

(1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix. Financial Review: 3Q22 Consolidating Income Statement (Unaudited)

Employee Share Ownership Significant Alignment of Interest Director Share Ownership Employees of GEG/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 1.9 million shares of GEG, representing approximately 7% of GEG’s outstanding shares1 The directors of GEG beneficially own approximately 5.2 million shares of GEG in the aggregate, representing approximately 20% of GEG’s outstanding shares When combined, insider ownership totals approximately 27% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG Employee Share Ownership Significant Alignment of Interest Employees of GEG collectively own approximately 1.9 million shares of GEG, representing approximately 7% of GEG’s outstanding shares The directors of GEG beneficially own approximately 6.2 million shares of GEG in the aggregate, representing approximately 23% of GEG’s outstanding shares When combined, insider ownership totals approximately 30% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG Strong Shareholder Alignment (1) This includes shares issued under restricted stock awards that are subject to service vesting and is based on the share count pro forma for the vesting of said restricted shares.

Appendix

GREAT ELM GROUP

Organization: Structure


Great Elm Group, Inc.
("Great Elm" or "GEG")
(NASDAQ: GEG)
Holds ~20.4% shares
100%
80.1%
Former owners
19.9%
80%
JPM
20%
Great Elm Capital Corp. ("GECC") (NASDAQ: GECC) Publicly traded BDC
Great Elm Capital Management, Inc. ("GECM") Investment advisor to GECC, GESOF, GEOF and SMAs
Great Elm Durable Medical Equipment ("DME") Business
Forest Investments, Inc. ("Forest") fka Great Elm Capital Group, Inc. (formerly NASDAQ: GEC)

Note: Chart is designed to be illustrative and does not include all entities comprising Great Elm Group, Inc's corporate structure.

Great Elm Group, Inc. | NASDAQ: GEG

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Appendix: Non-GAAP Reconciliation (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses.

Appendix: Non-GAAP Reconciliation (cont.): Prior Year Period (1) Previously reported amounts below have been recast to reflect the full retrospective adoption of ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and to conform with current segment organization. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses.

Investor Relations Contact: Michael Kim investorrelations@greatelmcap.com Appendix: Contact Information